UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2017

Columbia Pipeline Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36835	51-0658510
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

5151 San Felipe St., Suite 2500 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 386-3701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 3, 2017, Columbia Pipeline Partners LP (“CPPL” or the “Partnership”) issued a press release announcing that it has established a record date of January 4, 2017 and a meeting date of February 7, 2017, for a special meeting of its common unitholders to be held at 9:00 a.m., local time, at 1001 Fannin St, Suite 2500, Houston, Texas 77002, at which CPPL common unitholders will vote on the previously announced proposed merger of CPPL and a subsidiary of Columbia Pipeline Group, Inc. (“CPG”), pursuant to the Agreement and Plan of Merger dated as of November 1, 2016, by and among CPPL, CPG and their respective affiliates (the “Merger Agreement”). CPPL common unitholders of record at the close of business on January 4, 2017 will be entitled to receive notice of the special meeting and to vote at the special meeting. The press release also announced that CPPL has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) for the special meeting of its common unitholders and CPPL expects to commence mailing the definitive proxy statement on or about January 5, 2017 to its common unitholders.

The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this filing may constitute forward-looking statements regarding, among other things, our plans, strategies and prospects, both business and financial. Forward-looking statements are statements other than historical facts and that frequently use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will” and similar words. All such forward-looking statements speak only as of the date of this report. Although CPPL believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved, and such statements are subject to various risks and uncertainties. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecasted in such statements, and readers are cautioned not to place undue reliance on such statements. CPPL’s business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond CPPL’s control.

These factors include, but are not limited to, the occurrence of any event, change or other circumstance in connection with entry into the Merger Agreement with CPG to acquire all of our outstanding common units; the recent merger between CPG and TransCanada Corporation (“TransCanada”); risks related to disruption of management’s attention from CPPL’s ongoing business operations due to the recent merger; risks associated with the loss and ongoing replacement of key personnel; risks relating to unanticipated costs of integration in connection with the merger, including operating costs, customer loss or business disruption being greater than expected; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors and transporters; the demand for natural gas storage and transportation services; our ability to successfully implement our business plan; our ability to complete internal growth projects on time and on budget; the price and availability of debt and equity financing; the availability and price of natural gas to the consumer compared with the price of alternative and competing fuels; competition from the same and alternative energy sources; energy efficiency and technology trends; operating hazards and other risks incidental to transporting, storing and gathering natural gas; natural disasters, weather-related delays, casualty losses, acts of war and terrorism and other matters beyond our control; interest rates; labor relations; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; and the effects of future litigation, including litigation relating to CPG’s merger with TransCanada. We caution that the foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in CPPL’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2015, as amended, and CPPL’s Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 and CPPL’s other filings with the SEC, which are available at www.sec.gov. All forward-looking statements included in this report are expressly qualified in their entirety by such cautionary statements. CPPL expressly disclaims any obligation to update, amend or clarify any forward-looking statement to reflect events, new information or circumstances occurring after the date of this report except as required by applicable law.

Important Additional Information Regarding the Merger Filed with the SEC

This communication may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger transaction, the Partnership filed a definitive proxy statement with the SEC which the Partnership expects to commence disseminating to common unitholders on or about January 5, 2017. BEFORE MAKING ANY VOTING DECISION, THE PARTNERSHIP’S UNITHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain, free of charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Partnership’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 14(d) of the Exchange Act will be available free of charge through the Partnership’s website at http://www.columbiapipelinepartners.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The Partnership, CPG and TransCanada and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the Partnership’s unitholders in respect of the proposed merger. Information about the directors and executive officers of the Partnership can be found in our Annual Report on Form 10-K/A filed with the SEC for the fiscal year ended December 31, 2015. Investors may obtain additional information regarding the interests of such participants in the merger, which may be different than those of the Partnership’s unitholders generally, by reading the proxy statement and other relevant documents regarding the merger when such documents are filed with the SEC.

Item 9.01.	Financial Statements And Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 3, 2017, issued by Columbia Pipeline Partners LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Pipeline Partners LP
(Registrant)

	By:	CPP GP LLC, its general partner

Date: January 3, 2017	By:	/s/ Nathaniel A. Brown
	Name:	Nathaniel A. Brown
	Title:	Controller and Principal Financial Officer
(Principal Accounting Officer and Duly Authorized
Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 3, 2017, issued by Columbia Pipeline Partners LP

4